AMENDMENT NO. 3 TO STOCKHOLDERS' AGREEMENT


                  AMENDMENT NO. 3 (this "Amendment"), effective as of February 4, 1997, to that certain STOCKHOLDERS' AGREEMENT (the "Stockholders' Agreement"), dated November 22, 1995, as amended by that First Amendment, effective September 11, 1996, and by that Second Amendment, effective as of December 10, 1996, by and among Leonard A. Lauder ("LAL"), Ronald S. Lauder ("RSL"), William P. Lauder ("WPL"), Gary M. Lauder ("GML"), Aerin Lauder ("AL"), Jane Lauder ("JL"), LAL Family Partners L.P., Lauder & Sons L.P., a Delaware limited partnership, and the trustees of the various trusts set forth on the signature pages hereof (hereinafter referred to, together with each other Family Member (as defined in the Stockholders' Agreement) that hereafter acquires Shares (as defined in the Stockholders' Agreement), as the "Stockholders"), and THE ESTEE LAUDER COMPANIES INC., a corporation organized under the laws of the State of Delaware (the "Corporation"). Capitalized terms defined in the Stockholders' Agreement and not otherwise defined herein being used herein as therein defined.

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, the Stockholders and the Corporation desire to amend the Stockholders' Agreement to delete certain Stockholders as parties thereto.

                  NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                  Article 1. Amendment. The Stockholders' Agreement is hereby amended to delete Jane Lauder and Aerin Lauder as parties thereto.

                  Article 2. Miscellaneous. (a) Upon the effectiveness of this Amendment, each reference in the Stockholders' Agreement to "this agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Stockholders' Agreement as amended hereby.

                  (b) This Amendment will be binding upon and inure to the benefit of the Corporation, its successors and assigns and to the Stockholders and their respective heirs, personal representatives, successors and assigns.

                  (c) This Amendment may not be changed orally, but only by an agreement in writing as signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.


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                  (d) With respect to obligations of trustees who are parties hereto in their capacity as trustees of one or more trusts, this Amendment shall be binding upon such trustees only in their capacities as trustees, not individually and not with respect to any Shares other than Shares held by them in their capacity as trustees of such trusts.

                  (e) This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the provisions, policies or principles thereof respecting conflict or choice of laws.

                  (f) This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.


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                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first above written.


                                            THE ESTEE LAUDER COMPANIES INC.


                                         By: /s/ LEONARD A. LAUDER
                                            -----------------------------------
                                            Name:  Leonard A. Lauder
                                            Title: Chairman and Chief Executive
                                                   Officer



                                             /s/ LEONARD A. LAUDER
                                            -----------------------------------
                                            Leonard A. Lauder, (a) individually,
                                            (b) as Managing Partner of LAL
                                            Family Partners L.P., (c) as Trustee
                                            of The Estee Lauder 1994 Trust, (d)
                                            as a Class B General Partner of
                                            Lauder & Sons L.P. and (e) as
                                            Trustee of The 1995 Estee Lauder LAL
                                            Trust (a Class B General Partner of
                                            Lauder & Sons L.P.)



                                            /s/ RONALD S. LAUDER
                                            -----------------------------------
                                            Ronald S. Lauder, (a) individually,
                                            (b) as Trustee of The Descendents of
                                            RSL 1966 Trust, (c) as Trustee of
                                            The Estee Lauder 1994 Trust, (d) as
                                            a Class B General Partner of Lauder
                                            & Sons L.P. and (e) as Trustee of
                                            The 1995 Estee Lauder RSL Trust (a
                                            Class B General Partner of Lauder &
                                            Sons L.P.)

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                                            /s/ WILLIAM P. LAUDER
                                            -----------------------------------
                                            William P. Lauder, (a) individually
                                            and (b) as Trustee of the 1992
                                            Leonard A. Lauder Grantor Retained
                                            Annuity Trust


                                            /s/ GARY M. LAUDER
                                            -----------------------------------
                                            Gary M. Lauder, (a) individually and
                                            (b) as Trustee of the 1992 Leonard
                                            A. Lauder Grantor Retained Annuity
                                            Trust


                                            /s/ AERIN LAUDER by Jane Lauder
                                            Attorney in Fact
                                            -----------------------------------
                                            Aerin Lauder


                                            /s/ JANE LAUDER
                                            -----------------------------------
                                            Jane Lauder


                                            /s/ JOEL S. EHRENKRANTZ
                                            -----------------------------------
                                            Joel S. Ehrenkranz, (a) as Trustee
                                            of the 1992 Leonard A. Lauder
                                            Grantor Retained Annuity Trust, (b)
                                            as Trustee of the Trust f/b/o Gary
                                            M. Lauder and William P. Lauder
                                            u/a/d December 15, 1976, created by
                                            Leonard Lauder, as Grantor and (c)
                                            as Trustee of The 1995 Estee Lauder
                                            LAL Trust (a Class B General Partner
                                            of Lauder & Sons L.P.)



                                            /s/ CAROL S. BOULANGER
                                            -----------------------------------
                                            Carol S. Boulanger, as Trustee of
                                            the Trust f/b/o Gary M. Lauder and
                                            William P. Lauder u/a/d December 15,
                                            1976, created by Leonard Lauder,
                                            as Grantor
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                                            /s/ RICHARD D. PARSONS
                                            -----------------------------------
                                            Richard D. Parsons, (a) as Trustee
                                            of the Trust f/b/o Aerin Lauder and
                                            Jane Lauder u/a/d December 15, 1976,
                                            created by Estee Lauder and Joseph
                                            H. Lauder, as Grantors, (b) as
                                            Trustee of the Trust f/b/o Aerin
                                            Lauder and Jane Lauder u/a/d
                                            December 15, 1976, created by Ronald
                                            S. Lauder, as Grantor and (c) as
                                            Trustee of The 1995 Estee Lauder RSL
                                            Trust (a Class B General Partner of
                                            Lauder & Sons L.P.)



                                            /s/ IRA T. WENDER
                                            -----------------------------------
                                            Ira T. Wender, (a) as Trustee of The
                                            Estee Lauder 1994 Trust, (b) as
                                            Trustee of The 1995 Estee Lauder LAL
                                            Trust (a Class B General Partner of
                                            Lauder & Sons L.P.) and (c) as
                                            Trustee of The 1995 Estee Lauder RSL
                                            Trust (a Class B General Partner of
                                            Lauder & Sons L.P.)